UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2022
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On August 31, 2022, the California legislature passed Senate Bill No. 905 and Senate Bill No. 1137. California Resources Corporation (the “Company”) expects that these bills will be signed into law by Governor Newsom in the coming days.
Senate Bill No. 905
Senate Bill No. 905 contemplates the development of unitization, permitting and pipeline safety regulations over a multi-year period to facilitate the development of carbon capture and sequestration (CCS) projects in California. The Company believes its previously announced initial Carbon TerraVault projects, for which permits with the Environmental Protection Agency (EPA) have been filed, will continue to be developed on a timeline consistent with the Company’s initial expectations. These initial projects are not reliant on the unitization or permitting regulations being developed pursuant to Senate Bill No. 905. In addition, these projects are expected to either use emitters that are directly sited above these storage facilities or rely on pipelines for transporting CO2 that will need to comply with yet to be developed CO2 pipeline safety regulations from the federal Pipeline and Hazardous Materials Safety Administration (PHMSA). Delays in developing required pipeline safety regulations would delay projects requiring pipeline transportation of CO2.
The unified permitting process contemplated by Senate Bill No. 905 will be optional for project applicants and is intended to simplify the permitting process for CCS projects. In the meantime, pursuant to this legislation the Company is permitted to proceed with its existing and future permit applications with the EPA. This bill also contemplates the implementation of a new regulatory program incorporating standards that are not yet defined and that could affect the timing of future CCS projects in California.
Senate Bill No. 905 also prohibits projects that utilize and permanently sequester CO2 in connection with enhanced oil recovery (EOR) projects. These EOR projects would have had the potential to create incremental net zero carbon oil production that displaces higher carbon intensity foreign imports. In light of this prohibition, the Company is assessing whether the new economic incentives for CCS in the Inflation Reduction Act could provide an alternative pathway for the Company to develop its previously announced CalCapture project, which contemplated an EOR component.
The Company does not have any existing oil and gas production, and only has contingent resources, associated with EOR projects that rely on CO2 floods. As a result, the Company does not expect the limitations on EOR activities included in Senate Bill No. 905 to impact its existing oil and gas production or proved reserves.
Senate Bill No. 1137
Senate Bill No. 1137 establishes 3,200 feet as the minimum distance between new oil and gas production wells and certain sensitive receptors such as homes, schools or parks. This bill also imposes health, safety and environmental controls applicable to both current and new wells located within this distance of sensitive receptors related to noise, light, and dust pollution controls and air emission monitoring, as well as providing for the immediate suspension of operations at production facilities determined to not be in compliance with certain air emission requirements, among other matters. The Company has a long history of operating in California under some of the most stringent regulations in the United States.
The majority of the Company’s production is in rural areas in the San Joaquin basin and is unlikely to be affected by Senate Bill No. 1137. The Company is evaluating the impact on its assets, including in particular its Wilmington and Huntington Beach fields in the LA Basin. Based on a preliminary review, the Company estimates that this bill will reduce the net present value of its proved undeveloped reserves by less than 25% and therefore its overall proved reserves by less than 10%.1 These preliminary estimates include both the elimination of any reserves associated with projects prohibited by this legislation, as well as the acceleration of other substitute projects within the five year period associated with our proved reserves. We do not expect this bill to result in any change in our existing proved developed producing reserves or current production rates or any material change to the timing of plugging and abandonment liabilities. As a result of this bill, the Company’s development plans will change but it does not currently expect its overall pace of development to be affected materially.
Reaffirming 2022 Guidance
The Company is reaffirming the 2022 full year guidance previously issued in its press release, dated August 3, 2022.
Forward Looking Statements
This document contains statements that we believe to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts are forward-looking statements, and include statements regarding the impact of Senate Bill 905 and Senate Bill 1137 on CRC’s reserves and financial position and other statements on CRC's future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and plans and objectives of management for the future. Words such as "expect," “could,” “may,” "anticipate," "intend," "plan," “ability,” "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.
Although we believe the expectations and forecasts reflected in CRC's forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC's control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause our actual results to be materially different than those expressed in CRC's forward-looking statements include:

•fluctuations in commodity prices and the potential for sustained low oil, natural gas and natural gas liquids prices;
•equipment, service or labor price inflation or unavailability;
•legislative or regulatory changes, including those related to (i) drilling (including drilling setbacks), completion, well stimulation, operation, maintenance or abandonment of wells or facilities, (ii) carbon capture, utilization and storage (including pipeline transportation of CO2), (iii) managing energy, water, land, greenhouse gases (GHGs) or other emissions, (iv) protection of health, safety and the environment, (v) tax credits or other incentives, or (iv) transportation, marketing and sale of our products;
•availability or timing of, or conditions imposed on, permits and approvals necessary for drilling or development activities and carbon management projects;
•changes in business strategy and CRC's capital plan;
•lower-than-expected production, reserves or resources from development projects or acquisitions, or higher-than-expected decline rates;
•incorrect estimates of reserves and related future cash flows and the inability to replace reserves;
•the recoverability of resources and unexpected geologic conditions;
•CRC’s ability to identify and develop projects that are acceptable to the JV with Brookfield;
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1 Based on internal management estimates of reserves as of July 1, 2022 using $105.00 per barrel for oil and $5.00 per Mcf for natural gas and initial identification of potential sensitive receptors.

•CRC’s ability to successfully execute on the construction and other aspects of the infrastructure projects and enter into third party contracts on contemplated terms;
•CRC’s ability to realize all benefits contemplated by the strategic partnership and business strategies and initiatives related to energy transition, including CCS projects and other renewable energy efforts;
•CRC's ability to finance and implement its CCS projects, including the development of projects contemplated as part of the strategic partnership with Brookfield;
•global geopolitical, socio-demographic and economic trends and technological innovations;
•changes in our dividend policy and our ability to declare future dividends;
•production-sharing contracts' effects on production and operating costs;
•limitations on CRC's financial flexibility due to existing and future debt;
•insufficient cash flow to fund planned investments, interest payments on our debt, stock repurchases or changes to CRC's capital plan;
•insufficient capital or liquidity unavailability of capital markets or inability to attract potential investors;
•limitations on transportation or storage capacity and the need to shut-in wells;
•inability to enter into desirable transactions, including acquisitions, asset sales and joint ventures;
•joint ventures and acquisitions and CRC's ability to achieve expected synergies;
•CRC's ability to utilize its net operating loss carryforwards to reduce its income tax obligations;
•CRC's ability to successfully gather and verify data regarding emissions, its environmental impacts and other initiatives;
•the compliance of various third parties with CRC's policies and procedures and legal requirements as well as contracts CRC enters into in connection with its climate-related initiatives;
•the effect of CRC's stock price on costs associated with incentive compensation;
•changes in the intensity of competition in the oil and gas industry;
•effects of hedging transactions;
•climate-related conditions and weather events;
•disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber-attacks or other catastrophic events;
•pandemics, epidemics, outbreaks, or other public health events, such as the COVID-19; and
•other factors discussed in Part I, Item 1A – Risk Factors in CRC's Annual Report on Form 10-K and its other SEC filings available at www.crc.com.

CRC cautions you not to place undue reliance on forward-looking statements contained in this document, which speak only as of the filing date, and CRC undertakes no obligation to update this information. This document may also contain information from third party sources. This data may involve a number of assumptions and limitations, and we have not independently verified them and do not warrant the accuracy or completeness of such third-party information.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Francisco Leon
Name:	Francisco Leon
Title:	Executive Vice President and Chief Financial Officer

DATED: August 31, 2022